UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 21, 2025, Nuvve Holding Corp. (the “Company”) held its special meeting of stockholders (the “Special Meeting”). The following is a brief description of each matter voted upon at the Special Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 3, 2025.

As of January 23, 2025, the record date for the Special Meeting, there were 1,068,272 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 566,702 votes (53.05%) were present in person or represented by proxy at the Special Meeting, constituting a quorum.

Proposal 1 - Issuance Proposal

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rules 5635(c) and 5635(d), the issuance of shares of Common Stock, pursuant to senior secured convertible notes and related warrants, and any future adjustments of the conversion price of the notes and exercise price of the warrants, purchased pursuant to that certain Securities Purchase Agreement, dated October 31, 2024, by and among the Company and the investors named therein, in excess of the 19.99% share cap contained therein, and the issuance of shares pursuant to such senior secured convertible notes and warrants issued to one of our executive officers. The final voting results are as follows:

FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
296,461	16,002	2,938	251,301

Proposal 2 - Authorized Shares Proposal

The Company’s stockholders approved an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock, from 100,000,000 shares to 200,000,000. The final voting results are as follows:

FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
502,846	60,662	3,194	—

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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